TRANSFER OF ASSETS

EFFECTIVE  AS  OF  October  31,  1999

BETWEEN: CORPORACION EBANX.COM, S.A., a company incorporated under the laws of the Republic of Panama, ("EPAN"); and

BETWEEN:     ECOMM  RELATIONSHIP  TECHNOLOGIES  MANAGEMENT  LIMITED,  a  company incorporated  under  the  laws  of  Isle  of  Man,  ("EIOM").

WHEREAS the parties hereby agree and acknowledge that 1000/0 of all operational assets of EIOM, as defined herein and as further defined in Appendix "A" attached hereto;

       a) EIOM's operations, including assets and liabilities, and all rights and obligations therein.

are hereby transferred in full to EPAN in consideration for a total amount of $1.00 U.S. and other consideration hereby acknowledged as being received in full.

EXECUTION  IN  COUNTERPART

This instrument may be signed in counterpart, in as many counterparts as may be necessary, each of which shall be deemed to be an original and each of which shall constitute one and the same instrument, and shall bear the date first written above.

ACKNOWLEDGED  AND  AGREED  TO  ON  THE  31st  DAY  OF  October  1999,  BY:

CORPORATION  EBANX.COM, S.A.                     ECOMM RELATIONSHIP TECHNOLOGIES
                                                      MANAGEMENT  LIMITED
/s/  Paul  Mari                                      /s/  David  Harris
     Paul  Mari                                           David  Harris,
     President                                            Director

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Transfer  of  Assets


Schedule  "A"

Operational  Assets  and  Liabilities



Assets and liabilities of Ecomm Relationship Technologies (TOM) Ltd. contained under the eBanx business model and transferred under this Transfer of Assets consist of the following as at March 1, 2000:



Cash  accounts  on  hand                  354,617.48
Accounts  Receivable                      385,947.80
Prepaid  Expenses                          40,998.97
Security  Deposits                        477,874.03
Due  from  Related  Parties               312,171.88
Computer  Equipment  (NBV)                330,878.10
Furniture  and  Fixtures  (NBV)            70,705.49
Office  Equipment  (NBV)                   49,063.85
Software  (NBV)                           278,782.68
Leasehold  Improvements  (NBV)             51,575.63

Customer  Deposits                        706,137.28
Obligations  under  Capital  Leases       178,443.85
Merchant  Deposits                        478,209.83